EXHIBIT 99.1

PRESS RELEASE
The Brink’s Company
1801 Bayberry Court
Richmond, VA 23226-8100 USA
                                                                                                                                                                 Tel. 804.289.9600
 Fax 804.289.9770

FOR IMMEDIATE RELEASE
Contact:
Investor Relations
804.289.9709

Brink’s Reports Fourth-Quarter Results, Restructures European Operations
GAAP EPS $.67 vs. $.48; Non-GAAP EPS $.60 vs. $.67
Improvement in Europe, North America Offset by Lower Profits in Latin America
2013 Segment Margin Expected to be 6.0% to 6.5%

RICHMOND, Va., February 1, 2013 – The Brink’s Company (NYSE: BCO), a global leader in security-related services, today reported fourth-quarter earnings.  The company also announced its intent to divest its cash-in-transit (CIT) operations in Germany, and that it has completed the divestitures of guarding operations in France and Morocco.  The divestiture of its CIT business in Poland is expected to be completed by March 31.  In 2012, these businesses generated $104 million of revenue and an operating loss of $18 million or $.36 per share.  Brink’s will continue to operate its Global Services business in each of these countries.  Results from these businesses are now reported in discontinued operations (see table below).

Quarterly Amounts Reclassified as Discontinued Operations(a)

(In millions, except for per share amounts)	2011					2012
GAAP Basis	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year
Revenue	$29	32	30	29	119	26	26	26	27	104
Operating loss	(7)	(13)	(4)	(4)	(28)	(4)	(4)	(6)	(4)	(18)
Income taxes	2	4	-	(2)	5	-	1	-	(1)	1
Net loss	(5)	(9)	(4)	(6)	(24)	(4)	(3)	(6)	(4)	(18)
Diluted EPS	(0.10)	(0.18)	(0.08)	(0.13)	(0.49)	(0.08)	(0.07)	(0.12)	(0.09)	(0.36)

Non-GAAP Basis
Revenue	$29	32	30	29	119	26	26	26	27	104
Operating loss	(7)	(3)	(4)	(4)	(18)	(4)	(4)	(3)	(4)	(16)
Income taxes	2	1	-	(2)	1	-	1	-	(1)	1
Net loss	(5)	(2)	(4)	(6)	(17)	(4)	(3)	(3)	(4)	(15)
Diluted EPS	(0.10)	(0.05)	(0.08)	(0.13)	(0.36)	(0.08)	(0.07)	(0.06)	(0.09)	(0.31)

(a)
Amounts in the table represent the results of the European operations reclassified to Discontinued Operations in the fourth quarter of 2012.  The consolidated income statement also includes amounts related to operations divested in prior years including the company’s former coal operations.  Non-GAAP results are reconciled to the applicable GAAP results on page 21.

Tom Schievelbein, chairman, president and chief executive officer, said:  “Eliminating the operating losses from these businesses improves the overall earnings power of Brink’s by 31 cents per share on a non-GAAP basis, and enables our new leadership team to focus on achieving sustainable returns in our remaining markets, which continue to be very challenging.
“Fourth-quarter earnings from continuing operations declined due primarily to lower operating results in Latin America, partially offset by improvement in Europe and North America.  In 2013, it will be very difficult to match 2012 earnings due to an increase in productivity investments and our assumption of currency devaluation in Venezuela.  We expect our first-quarter year-over-year comparison to be particularly challenging given the strong Latin America performance last year.  In light of these factors, we expect our 2013 segment margin rate to be between 6% and 6.5% on organic revenue growth of 5% to 8%.  Our long-term margin goal of 10% is still in place, although it’s clear that achieving it will take longer than originally planned.
“Our recent results are far from satisfactory, and we continue to face challenges on several fronts, but I’m confident that we are making steady progress in our efforts to position Brink’s for strong profit growth in 2014 and beyond.
“In 2013, we will continue to take decisive action to accelerate the execution of our strategy.  Eliminating the operating losses in Europe is an important step in our plan to maximize profits in mature, slow-growth CIT markets.  Despite recent challenges in Latin America, we are optimistic about that region’s long-term growth prospects and will continue to invest aggressively there.  We will also continue to seek opportunities to invest in adjacent markets.  Our recent introduction of the Brink’s Money™ card and the acquisition of a payments service company in Brazil are the latest additions to our small but growing payments business.
“I can assure you that, with our new leadership team in place, we will continue to be aggressive in our efforts to improve productivity, deliver solutions to our customers and build value for shareholders.”

Fourth-Quarter Highlights
GAAP:
•	Revenue up 4% (6% organic growth), EPS $.67 vs. $.48
•	Segment profit down 6% (4% organic decline), margin 7.2% vs. 7.9%
•	International profit down 9% (6% organic decline), margin 8.4% vs. 9.8%
•	North America margin 3.0% vs. 2.3%
Non-GAAP:
•	Revenue up 4% (6% organic growth), EPS $.60 vs. $.67
•	Segment profit down 6% (4% organic decline), margin 7.4% vs. 8.1%
•	International profit down 10% (8% organic decline), margin 8.4% vs. 10.0%; EMEA improvement more than offset by lower profit in Latin America and Asia-Pacific
•	North America cost reductions drive profit improvement; margin 3.9% vs. 2.6%
Other:
•	Full-year GAAP EPS $2.20 vs. $2.01; Non-GAAP EPS $2.31 vs. $2.32
•	Full-year non-GAAP segment margin 7.0% vs. 7.1%; organic revenue growth 7%
•	Negative currency impact on a GAAP basis: $17 million on revenue, $2 million on profit in fourth quarter; $196 million on revenue, $15 million on profit in 2012
•	Full-year capital spending down $32 million to $203 million

Summary Reconciliation of Fourth-Quarter GAAP to Non-GAAP EPS*
	Fourth Quarter		Full Year
	2012	2011	2012	2011
GAAP EPS	$0.67	$0.48	$2.20	$2.01
Exclude U.S. retirement plan expenses	0.16	0.09	0.70	0.37
Exclude employee benefit settlement, CEO retirement costs and other	0.01	0.06	0.06	0.08
Exclude additional European operations to be exited	0.01	0.01	0.08	0.06
Exclude gains and losses on acquisitions and asset dispositions	(0.18)	-	(0.29)	(0.20)
Exclude tax benefit from change in retiree health care funding strategy	-	-	(0.43)	-
Adjust quarterly tax rate to full-year average rate	(0.06)	0.02	-	-
Non-GAAP EPS*	$0.60	$0.67	$2.31	$2.32

Summary of Fourth-Quarter and Full-Year Results*

	Fourth Quarter			Full Year
			%			%
(In millions, except for per share amounts)	2012	2011	Change	2012	2011	Change

GAAP
Revenues	$1,007	968	4%	$3,842	3,766	2%
Segment operating profit (a)	72	77	(6)	260	259	-
Non-segment expense	(21)	(21)	1	(89)	(60)	49
Operating profit	51	56	(9)	171	200	(14)
Income from continuing operations (b)	33	23	40	107	97	11
Diluted EPS from continuing operations (b)	0.67	0.48	40	2.20	2.01	9

Non-GAAP
Revenues	$1,004	966	4%	$3,833	3,756	2%
Segment operating profit (a)	74	79	(6)	268	267	-
Non-segment expense	(11)	(11)	(1)	(42)	(41)	4
Operating profit	63	68	(7)	226	227	-
Income from continuing operations (b)	29	32	(9)	112	112	1
Diluted EPS from continuing operations (b)	0.60	0.67	(10)	2.31	2.32	-

(a)	Segment operating profit is a non-GAAP measure. Disclosure of segment operating profit enables investors to assess operating performance excluding non-segment income and expense.
(b)	Amounts reported are attributable to shareholders of The Brink’s Company and exclude earnings related to noncontrolling interests.
*Non-GAAP results are reconciled to the applicable GAAP results on pages 13 - 19.  Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
    Fourth Quarter 2012 vs. 2011 (Unaudited)
(In millions)

Segment Results – GAAP

		Organic	Acquisitions /	Currency		% Change
	4Q '11	Change	Dispositions (b)	(c)	4Q '12	Total	Organic
Revenues:
Latin America	$393	47	1	(9)	432	10	12
EMEA	292	13	-	(10)	294	1	4
Asia Pacific	40	4	-	-	44	9	10
International	724	63	1	(19)	770	6	9
North America	244	(9)	-	2	237	(3)	(4)
Total	$968	54	1	(17)	1,007	4	6
Operating profit:
International	$71	(4)	-	(2)	65	(9)	(6)
North America	6	1	-	-	7	27	24
Segment operating profit	77	(3)	-	(2)	72	(6)	(4)
Non-segment (a)	(21)	-	-	-	(21)	1	1
Total	$56	(3)	-	(2)	51	(9)	(6)

Segment operating margin:
International	9.8%				8.4%
North America	2.3%				3.0%
Segment operating margin	7.9%				7.2%

Segment Results - Non-GAAP

		Organic	Acquisitions /	Currency		% Change
	4Q '11	Change	Dispositions (b)	(c)	4Q '12	Total	Organic
Revenues:
Latin America	$393	47	1	(9)	432	10	12
EMEA	289	13	-	(10)	292	1	4
Asia Pacific	40	4	-	-	44	9	10
International	722	64	1	(19)	767	6	9
North America	244	(9)	-	2	237	(3)	(4)
Total	$966	55	1	(17)	1,004	4	6
Operating profit:
International	$72	(6)	1	(2)	65	(10)	(8)
North America	6	3	-	-	9	44	41
Segment operating profit	79	(4)	1	(2)	74	(6)	(4)
Non-segment (a)	(11)	-	-	-	(11)	(1)	(1)
Total	$68	(3)	1	(2)	63	(7)	(5)

Segment operating margin:
International	10.0%				8.4%
North America	2.6%				3.9%
Segment operating margin	8.1%				7.4%
(a)	Includes income and expense not allocated to segments.
(b)	Includes operating results and gains/losses on acquisitions, sales and exits of businesses.
(c)
Revenue and Segment Operating Profit: The “Currency” amount in the table is the summation of the monthly currency changes, plus (minus) the U.S. dollar amount of remeasurement currency gains (losses) of bolivar fuerte-denominated net monetary assets recorded under highly inflationary accounting rules related to the Venezuelan operations.  The monthly currency change is equal to the Revenue or Operating Profit for the month in local currency, on a country-by-country basis, multiplied by the difference in rates used to translate the current period amounts to U.S. dollars versus the translation rates used in the year-ago month.  The functional currency in Venezuela is the U.S. dollar under highly inflationary accounting rules.  Remeasurement gains and losses under these rules are recorded in U.S. dollars but these gains and losses are not recorded in local currency.  Local currency Revenue and Operating Profit used in the calculation of monthly currency change for Venezuela have been derived from the U.S. dollar results of the Venezuelan operations under U.S. GAAP (excluding remeasurement gains and losses) using current period currency exchange rates.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Full Year 2012 vs. 2011 (Unaudited)
(In millions)

Segment Results – GAAP

		Organic	Acquisitions /	Currency		% Change
	2011	Change	Dispositions (b)	(c)	2012	Total	Organic
Revenues:
Latin America	$1,461	215	2	(98)	1,579	8	15
EMEA	1,178	70	-	(90)	1,158	(2)	6
Asia Pacific	154	10	-	(5)	159	3	7
International	2,792	296	2	(193)	2,897	4	11
North America	974	(24)	(3)	(3)	945	(3)	(2)
Total	$3,766	272	(1)	(196)	3,842	2	7
Operating profit:
International	$228	17	(2)	(15)	228	-	7
North America	31	1	-	-	33	4	3
Segment operating profit	259	18	(2)	(15)	260	-	7
Non-segment (a)	(60)	(21)	(8)	-	(89)	49	35
Total	$200	(3)	(11)	(15)	171	(14)	(1)

Segment operating margin:
International	8.2%				7.9%
North America	3.2%				3.4%
Segment operating margin	6.9%				6.8%

Segment Results – Non-GAAP

		Organic	Acquisitions /	Currency		% Change
	2011	Change	Dispositions (b)	(c)	2012	Total	Organic
Revenues:
Latin America	$1,461	215	2	(98)	1,579	8	15
EMEA	1,167	71	-	(89)	1,149	(2)	6
Asia Pacific	154	10	-	(5)	159	3	7
International	2,781	296	2	(192)	2,888	4	11
North America	974	(24)	(3)	(3)	945	(3)	(2)
Total	$3,756	273	(1)	(194)	3,833	2	7
Operating profit:
International	$233	8	1	(15)	227	(3)	4
North America	35	7	-	-	41	19	19
Segment operating profit	267	15	1	(15)	268	-	6
Non-segment (a)	(41)	(2)	-	-	(42)	4	4
Total	$227	13	1	(15)	226	-	6

Segment operating margin:
International	8.4%				7.8%
North America	3.6%				4.4%
Segment operating margin	7.1%				7.0%
Amounts may not add due to rounding. See page 4 for footnote explanations.

Non-Segment Expenses
On a GAAP basis, non-segment expenses remained flat versus the year-ago quarter at $21 million as higher retirement plan expenses ($5 million) were offset primarily by the inclusion in last year’s results of the former CEO’s retirement costs ($4 million).  On a non-GAAP basis, non-segment expenses were flat.

Capital Expenditures and Capital Leases
Full-year capital expenditures and capital lease additions were $203 million versus $235 million in 2011, reflecting reductions of $17 million in North America and $15 million in International.

Income Taxes
On a GAAP basis, fourth-quarter tax expense was $5 million (10% effective rate) versus $20 million in 2011 (38% effective rate). The full-year 2012 tax expense was $27 million (17% effective rate) versus $64 million in 2011 (35% effective rate). The full-year 2012 effective rate was favorably affected by a $21 million non-cash tax benefit related to a change in retiree health care funding strategy and a $7.5 million tax benefit related to a change in judgment of an income tax accrual, partially offset by tax expense resulting from repatriation and the mix of earnings. The full-year 2011 effective rate was favorably affected by an $8 million valuation allowance release in the U.S., partially offset by tax expense resulting from repatriation and the mix of earnings.  On a non-GAAP basis, the full-year rate for 2012 was 37% versus 35% in 2011.

2013 Outlook
See page 9 for a summary of selected 2012 results and 2013 outlook items including guidance on revenue, segment margin, non-segment expense, interest expense, tax rate, non-controlling interest expense, capital expenditures, capital leases and depreciation and amortization.

Recent Events
On December 31, Mel Parker joined Brink’s as president of Brink’s North America.  Parker most recently served as vice president and general manager of Dell’s North American consumer, small business and member loyalty division.  Prior to his tenure at Dell, Parker served in a variety of leadership positions at Newell Rubbermaid, Staples and Pepsico.
On January 7, Patty Watson joined Brink’s as chief information officer.  Before joining Brink’s, Watson served as the senior technology executive for the treasury, credit and payments division of Bank of America.  Prior to her tenure at Bank of America, Watson was an officer in the United States Air Force, where she last served as director of operations.
On January 28, Brink’s announced that Darren McCue will join the company as the chief commercial strategy officer on February 19.  McCue will join Brink’s from Aetna, where he served as executive vice president of strategy and business development for consumer financial solutions.  Before Aetna, McCue held leadership roles at Payflex and FlexAmerica and spent eight years with Booz Allen Hamilton and Manugistics in their management and supply chain optimization consulting practices.
On January 8, Brink’s announced that it has entered into an agreement with NetSpend Holdings, Inc. (NASDAQ: NTSP), to sell its Brink’s Money prepaid payroll card to U.S. employers.  The initial rollout of Brink’s Money is scheduled for the first quarter of 2013.
On January 10, Brink’s acquired the remaining 26% ownership interest in our cash logistics business in Chile for $18 million and now owns 100% of the business.
On January 31, Brink’s acquired Brazil-based Rede Transacoes Eletronicas Ltda. (Redetrel).  Redetrel distributes electronic prepaid products, including mobile phone airtime, via a network of approximately 20,000 retail locations across Brazil.  Redetrel’s strong distribution network supplements Brink’s existing payments business, ePago, which has operations in Brazil, Mexico, Colombia and Panama.
On January 17, Brink’s declared a quarterly dividend of 10 cents per share on its common stock.  The dividend is payable on March 1, 2013, to shareholders of record on February 1, 2013.

Conference Call
Brink’s will host a conference call on February 1  at 11:00 a.m. Eastern Time to review fourth-quarter results.  Interested parties can listen by calling (800) 860-2442 (domestic), (412) 858-4600 (international) and (866) 605-3852 in Canada, or via live webcast at www.Brinks.com.  Please call in at least five minutes prior to the start of the call.  A replay will be available through February 15, 2013, by calling (877) 344-7529 (domestic) or + (412) 317-0088 (international).  The conference account number is 10023432.  A webcast replay will also be available at www.Brinks.com.

About The Brink’s Company
The Brink’s Company (NYSE:BCO) is the world’s premier provider of secure transportation and cash management services.  For more information, please visit The Brink’s Company website at www.Brinks.com or call 804-289-9709.

Non-GAAP Results
Non-GAAP results described in this earnings release are financial measures that are not required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  The purpose of the non-GAAP results is to report financial information without certain income and expense items and adjust the quarterly non-GAAP tax rates so that the non-GAAP tax rate in each of the quarters is equal to the full-year non-GAAP tax rate.  The full year non-GAAP tax rate in both years excludes certain pretax and tax income and expense amounts.  The non-GAAP information provides information to assist comparability and estimates of future performance.  Brink’s believes these measures are helpful in assessing operations and estimating future results and enable period-to-period comparability of financial performance.  In addition, Brink’s believes the measures will help investors assess the ongoing operation and provides an alternative for valuing our legacy liabilities.  Non-GAAP results should not be considered as an alternative to revenue, income or earnings per share amounts determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts.

Forward-Looking Statements
Financial information for the fourth quarter and full year 2012 included in this release is unaudited and remains subject to the completion of the external audit. This release contains both historical and forward-looking information.  Words such as “anticipates,” “assumes,” “estimates,” “expects,” “projects,” “predicts,” “intends,” “plans,” “believes,” “potential,” “may,” “should” and similar expressions may identify forward-looking information.  Forward-looking information in this release includes, but is not limited to, anticipated revenue, segment profit, segment margin, non-segment expense, interest expense, tax rate, non-controlling interest expense, capital expenditures, productivity investments and improvement, capital leases and depreciation and amortization for 2013, as well as long-term profit growth and margin rate results and the execution of the Company’s strategy, including planned divestitures.  Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated.

These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to:
•	continuing market volatility and commodity price fluctuations and their impact on the demand for our services,
•	our ability to continue profit growth in Latin America,
•	our ability to maintain or improve volumes at favorable pricing levels and increase cost efficiencies in the United States and Europe,
•	investments in information technology and value-added services and their impact on revenue and profit growth,
•	our ability to implement high-value solutions,
•
risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency devaluations, safety and security issues, political instability, restrictions on repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions,

•	the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates,
•	the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses, and changes in exchange rates,
•	fluctuations in value of the Venezuelan bolivar fuerte,
•	regulatory and labor issues in many of our global operations, including negotiations with organized labor,
•	our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses,
•	our ability to integrate successfully recently acquired companies and improve their operating profit margins,
•	the actions of competitors, our ability to identify acquisitions and other strategic opportunities in emerging markets,
•	the willingness of our customers to absorb fuel surcharges and other future price increases,
•	the impact of turnaround actions responding to current conditions in Europe and our productivity and cost control efforts in that region,
•	our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers,
•	variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer,
•
our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, changes in insurance costs,

•	security threats worldwide and losses of customer valuables,
•
costs associated with the purchase and implementation of cash processing and security equipment, employee and environmental liabilities in connection with our former coal operations, black lung claims incidence,

•	the impact of the Patient Protection and Affordable Care Act on black lung liability and the Company’s ongoing operations,
•
changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions, the nature of our hedging relationships,

•	changes in estimates and assumptions underlying our critical accounting policies,
•	the outcome of pending and future claims and litigation,
•	access to the capital and credit markets,
•	seasonality, pricing and other competitive industry factors.

This list of risks, uncertainties and contingencies is not intended to be exhaustive.  Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2011, and in our other public filings with the Securities and Exchange Commission.  The forward looking information included in this document is representative only as of the date of this document and The Brink’s Company undertakes no obligation to update any information contained in this document.

The Brink’s Company and subsidiaries
Outlook Summary (Unaudited)
(In millions)

	GAAP		Non-GAAP
		2013		2013
	2012	Estimate	2012	Estimate
Organic revenue growth
International	11%	7% - 9%	11%	7% - 9%
North America	(2)%	0% - 2%	(2)%	0% - 2%
Total	7%	5% - 8%	7%	5% - 8%

Currency impact on revenue
International	(7)%	(2%) – (4%)	(7)%	(2%) – (4%)
North America	flat	flat	flat	flat
Total	(5)%	(1%) – (3%)	(5)%	(1%) – (3%)

Segment margin
International (a)	7.9%	6.0% - 6.5%	7.8%	7.0% - 7.5%
North America (b)	3.4%	2.8% - 3.3%	4.4%	4.0% - 4.5%
Total	6.8%	5.0% - 5.5%	7.0%	6.0% - 6.5%

Non-segment expense:
General and administrative	$44	45	$44	45
Retirement plans (b)	47	42	-	-
Royalty income	(2)	(2)	(2)	(2)
Total	$89	85	$42	43

Effective income tax rate (a)	17%	44% - 47%	37%	36% - 39%

Interest expense	$24	27 – 29	$24	27 – 29

Net income attributable to
noncontrolling interests (a)	$21	8 – 10	$19	17 – 20

Fixed assets acquired:
Capital expenditures	$185	195	$185	195
Capital leases (c)	18	10	18	10
Total	$203	205	$203	205

Depreciation and amortization	$166	180 – 190	$166	180 – 190

(a)
Projected remeasurement losses on net monetary assets in Venezuela in the 2013 estimate, and the related effect on income tax rates and net income attributable to noncontrolling interest, have been excluded from non-GAAP results.

(b)
Costs related to U.S. retirement plans have been excluded from non-GAAP results including $9 million in 2012 and $12 million in 2013 related to North America, and $47 million in 2012 and $42 million in 2013 related to Non-segment.

(c)	Includes capital leases for newly acquired assets only.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Condensed Consolidated Statements of Income  (Unaudited)
(In millions, except for per share amounts)

	Fourth Quarter		Full Year
	2012	2011	2012	2011

Revenues	$1,006.5	968.3	3,842.1	3,766.3

Costs and expenses:
Cost of revenues	811.7	773.4	3,118.5	3,057.8
Selling, general and administrative expenses	145.2	139.3	561.7	526.6
Total costs and expenses	956.9	912.7	3,680.2	3,584.4
Other operating income (expense)	1.1	0.2	9.3	17.6

Operating profit	50.7	55.8	171.2	199.5

Interest expense	(6.5)	(5.9)	(23.8)	(24.0)
Interest and other income (expense)	0.8	2.1	7.1	8.9
Income from continuing operations before tax	45.0	52.0	154.5	184.4
Provision for income taxes	4.7	19.6	26.9	63.9

Income from continuing operations	40.3	32.4	127.6	120.5

Loss from discontinued operations, net of tax	(4.7)	(7.5)	(17.9)	(22.0)

Net income	35.6	24.9	109.7	98.5

Less net income attributable to noncontrolling interests	(7.7)	(9.1)	(20.8)	(24.0)

Net income attributable to Brink’s	$27.9	15.8	88.9	74.5

Amounts attributable to Brink’s:
Income from continuing operations	$32.6	23.3	106.8	96.5
Loss from discontinued operations	(4.7)	(7.5)	(17.9)	(22.0)

Net income attributable to Brink’s	$27.9	15.8	88.9	74.5

Earnings (loss) per share attributable to Brink’s common shareholders (a):
Basic:
Continuing operations	$0.67	0.49	2.21	2.02
Discontinued operations	(0.10)	(0.16)	(0.37)	(0.46)
Net income	$0.58	0.33	1.84	1.56

Diluted:
Continuing operations	$0.67	0.48	2.20	2.01
Discontinued operations	(0.10)	(0.16)	(0.37)	(0.46)
Net income	$0.57	0.33	1.83	1.55
(a) Earnings per share may not add due to rounding.

Weighted-average shares
Basic	48.5	48.0	48.4	47.8
Diluted	48.8	48.2	48.6	48.1

The Brink’s Company and subsidiaries
Supplemental Financial Information  (Unaudited)
(In millions)

	Fourth Quarter		Full Year
	2012	2011	2012	2011
DISCONTINUED OPERATIONS

Discontinued European Operations:
Loss from operations before tax (a)	$(3.7)	(4.2)	(18.3)	(28.0)

Adjustments to contingencies of former operations (b):
Workers’ compensation	(0.4)	(2.2)	(0.2)	(1.4)
Gain from Federal Black Lung Excise Tax refunds	-	-	-	4.2
Other	(0.2)	(0.4)	(0.3)	(0.6)
Loss from discontinued operations before income taxes	(4.3)	(6.8)	(18.8)	(25.8)
Provision (credit) for income taxes	0.4	0.7	(0.9)	(3.8)
Loss from discontinued operations, net of tax	$(4.7)	(7.5)	(17.9)	(22.0)

(a)
Discontinued operations include cash-in-transit operations in Germany and Poland, and guarding operation in France and Morocco.  Revenues from these European operations were $27.1 million in the fourth quarter of 2012, $28.8 million in the fourth quarter of 2011, $104.4 million in 2012, and $119.2 million in 2011.

(b)	Primarily relates to former coal businesses.

	Full Year
SELECTED CASH FLOW INFORMATION	2012	2011

Property and Equipment Acquired During the Period
Capital expenditures
International	$130.3	140.6
North America	54.2	51.4
Capital expenditures	184.5	192.0

Capital Leases (a)
International	2.7	7.6
North America	15.4	35.4
Capital leases	18.1	43.0

Total
International	133.0	148.2
North America	69.6	86.8
Total	$202.6	235.0

Depreciation and amortization
International	$102.3	100.0
North America	63.2	56.6
Depreciation and amortization	$165.5	156.6

(a)
Represents the amount of property and equipment acquired using capital leases.  Since these assets are acquired without using cash, the acquisitions are not reflected in the consolidated cash flow statement.  Amounts are provided here to assist in the comparison of assets acquired in the current year versus prior years.  Sales leaseback transactions are excluded from "Capital leases" in this table.

The Brink’s Company and subsidiaries
GAAP and Non-GAAP Results (Unaudited)
(In millions, except for per share amounts)

	2011					2012
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year

	GAAP Basis
Revenue:
Latin America	$332.3	360.5	375.1	392.8	1,460.7	$386.3	375.9	385.2	432.0	1,579.4
EMEA	278.5	302.0	305.6	291.6	1,177.7	280.4	289.4	294.6	294.0	1,158.4
Asia Pacific	34.9	38.5	40.3	40.0	153.7	37.6	38.5	39.1	43.7	158.9
International	645.7	701.0	721.0	724.4	2,792.1	704.3	703.8	718.9	769.7	2,896.7
North America	239.0	246.8	244.5	243.9	974.2	236.4	237.6	234.6	236.8	945.4
Revenues	$884.7	947.8	965.5	968.3	3,766.3	$940.7	941.4	953.5	1,006.5	3,842.1

Operating profit:
International	$51.7	39.4	65.5	71.3	227.9	$65.2	40.5	56.9	65.0	227.6
North America	6.8	10.4	8.7	5.5	31.4	5.8	11.4	8.3	7.0	32.5
Segment operating profit	58.5	49.8	74.2	76.8	259.3	71.0	51.9	65.2	72.0	260.1
Non-segment	(15.0)	(16.2)	(7.6)	(21.0)	(59.8)	(24.3)	(21.3)	(22.0)	(21.3)	(88.9)
Operating profit	$43.5	33.6	66.6	55.8	199.5	$46.7	30.6	43.2	50.7	171.2

Amounts attributable to Brink’s:
Income from continuing operations	$23.6	14.0	35.6	23.3	96.5	$20.9	33.8	19.5	32.6	106.8
Diluted EPS – continuing operations	0.49	0.29	0.74	0.48	2.01	0.43	0.69	0.40	0.67	2.20

	Non-GAAP Basis
Revenue:
Latin America	$332.3	360.5	375.1	392.8	1,460.7	$386.3	375.9	385.2	432.0	1,579.4
EMEA	276.0	299.3	302.7	288.9	1,166.9	278.0	287.2	292.3	291.7	1,149.2
Asia Pacific	34.9	38.5	40.3	40.0	153.7	37.6	38.5	39.1	43.7	158.9
International	643.2	698.3	718.1	721.7	2,781.3	701.9	701.6	716.6	767.4	2,887.5
North America	239.0	246.8	244.5	243.9	974.2	236.4	237.6	234.6	236.8	945.4
Revenues	$882.2	945.1	962.6	965.6	3,755.5	$938.3	939.2	951.2	1,004.2	3,832.9

Operating profit:
International	$52.6	41.2	66.7	72.1	232.6	$66.6	41.5	53.8	64.7	226.6
North America	7.5	11.2	9.5	6.4	34.6	8.0	13.6	10.5	9.2	41.3
Segment operating profit	60.1	52.4	76.2	78.5	267.2	74.6	55.1	64.3	73.9	267.9
Non-segment	(9.2)	(10.0)	(10.7)	(10.7)	(40.6)	(9.6)	(11.7)	(10.4)	(10.6)	(42.3)
Operating profit	$50.9	42.4	65.5	67.8	226.6	$65.0	43.4	53.9	63.3	225.6

Amounts attributable to Brink’s:
Income from continuing operations	$25.0	20.7	33.8	32.1	111.6	$32.0	22.9	28.0	29.3	112.2
Diluted EPS – continuing operations	0.52	0.43	0.70	0.67	2.32	0.66	0.47	0.58	0.60	2.31
Amounts may not add due to rounding.  Non-GAAP results are reconciled to the applicable GAAP results on pages 13-19.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Additional European Operations to be Exited (a)	Gains and Losses on Acquisitions and Dispositions (b)	Employee Benefit Settlement and Severance Losses (c)	U.S. Retirement Plans (d)	Tax Benefit on Change in Health Care Funding Strategy (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis

	First Quarter 2012
Revenue:
Latin America	$386.3	-	-	-	-	-	-	386.3
EMEA	280.4	(2.4)	-	-	-	-	-	278.0
Asia Pacific	37.6	-	-	-	-	-	-	37.6
International	704.3	(2.4)	-	-	-	-	-	701.9
North America	236.4	-	-	-	-	-	-	236.4
Revenues	$940.7	(2.4)	-	-	-	-	-	938.3

Operating profit:
International	$65.2	0.6	-	0.8	-	-	-	66.6
North America	5.8	-	-	-	2.2	-	-	8.0
Segment operating profit	71.0	0.6	-	0.8	2.2	-	-	74.6
Non-segment	(24.3)	-	-	-	14.7	-	-	(9.6)
Operating profit	$46.7	0.6	-	0.8	16.9	-	-	65.0

Amounts attributable to Brink’s:
Income from continuing operations	$20.9	0.7	(1.2)	0.6	10.2	-	0.8	32.0
Diluted EPS – continuing operations	0.43	0.01	(0.02)	0.01	0.21	-	0.02	0.66

	Second Quarter 2012
Revenue:
Latin America	$375.9	-	-	-	-	-	-	375.9
EMEA	289.4	(2.2)	-	-	-	-	-	287.2
Asia Pacific	38.5	-	-	-	-	-	-	38.5
International	703.8	(2.2)	-	-	-	-	-	701.6
North America	237.6	-	-	-	-	-	-	237.6
Revenues	$941.4	(2.2)	-	-	-	-	-	939.2

Operating profit:
International	$40.5	0.7	-	0.3	-	-	-	41.5
North America	11.4	-	-	-	2.2	-	-	13.6
Segment operating profit	51.9	0.7	-	0.3	2.2	-	-	55.1
Non-segment	(21.3)	-	(0.9)	-	10.5	-	-	(11.7)
Operating profit	$30.6	0.7	(0.9)	0.3	12.7	-	-	43.4

Amounts attributable to Brink’s:
Income from continuing operations	$33.8	0.7	(0.9)	0.2	7.6	(20.9)	2.4	22.9
Diluted EPS – continuing operations	0.69	0.01	(0.02)	-	0.16	(0.43)	0.05	0.47
See page 15 for notes.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Additional European Operations to be Exited (a)	Gains and Losses on Acquisitions and Dispositions (b)	Employee Benefit Settlement and Severance Losses (c)	U.S. Retirement Plans (d)	Tax Benefit on Change in Health Care Funding Strategy (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis

	Third Quarter 2012
Revenue:
Latin America	$385.2	-	-	-	-	-	-	385.2
EMEA	294.6	(2.3)	-	-	-	-	-	292.3
Asia Pacific	39.1	-	-	-	-	-	-	39.1
International	718.9	(2.3)	-	-	-	-	-	716.6
North America	234.6	-	-	-	-	-	-	234.6
Revenues	$953.5	(2.3)	-	-	-	-	-	951.2

Operating profit:
International	$56.9	2.1	(7.2)	2.0	-	-	-	53.8
North America	8.3	-	-	-	2.2	-	-	10.5
Segment operating profit	65.2	2.1	(7.2)	2.0	2.2	-	-	64.3
Non-segment	(22.0)	-	0.1	-	11.5	-	-	(10.4)
Operating profit	$43.2	2.1	(7.1)	2.0	13.7	-	-	53.9

Amounts attributable to Brink’s:
Income from continuing operations	$19.5	2.2	(3.0)	1.4	8.2	-	(0.3)	28.0
Diluted EPS – continuing operations	0.40	0.04	(0.06)	0.03	0.17	-	(0.01)	0.58

	Fourth Quarter 2012
Revenue:
Latin America	$432.0	-	-	-	-	-	-	432.0
EMEA	294.0	(2.3)	-	-	-	-	-	291.7
Asia Pacific	43.7	-	-	-	-	-	-	43.7
International	769.7	(2.3)	-	-	-	-	-	767.4
North America	236.8	-	-	-	-	-	-	236.8
Revenues	$1,006.5	(2.3)	-	-	-	-	-	1,004.2

Operating profit:
International	$65.0	0.2	(1.3)	0.8	-	-	-	64.7
North America	7.0	-	-	-	2.2	-	-	9.2
Segment operating profit	72.0	0.2	(1.3)	0.8	2.2	-	-	73.9
Non-segment	(21.3)	-	-	-	10.7	-	-	(10.6)
Operating profit	$50.7	0.2	(1.3)	0.8	12.9	-	-	63.3

Amounts attributable to Brink’s:
Income from continuing operations	$32.6	0.3	(8.9)	0.6	7.8	(0.2)	(2.9)	29.3
Diluted EPS – continuing operations	0.67	0.01	(0.18)	0.01	0.16	-	(0.06)	0.60
See page 15 for notes.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Additional European Operations to be Exited (a)	Gains and Losses on Acquisitions and Dispositions (b)	Employee Benefit Settlement and Severance Losses (c)	U.S. Retirement Plans (d)	Tax Benefit on Change in Health Care Funding Strategy (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis

	Full Year 2012
Revenue:
Latin America	$1,579.4	-	-	-	-	-	-	1,579.4
EMEA	1,158.4	(9.2)	-	-	-	-	-	1,149.2
Asia Pacific	158.9	-	-	-	-	-	-	158.9
International	2,896.7	(9.2)	-	-	-	-	-	2,887.5
North America	945.4	-	-	-	-	-	-	945.4
Revenues	$3,842.1	(9.2)	-	-	-	-	-	3,832.9

Operating profit:
International	$227.6	3.6	(8.5)	3.9	-	-	-	226.6
North America	32.5	-	-	-	8.8	-	-	41.3
Segment operating profit	260.1	3.6	(8.5)	3.9	8.8	-	-	267.9
Non-segment	(88.9)	-	(0.8)	-	47.4	-	-	(42.3)
Operating profit	$171.2	3.6	(9.3)	3.9	56.2	-	-	225.6

Amounts attributable to Brink’s:
Income from continuing operations	$106.8	3.9	(14.0)	2.8	33.8	(21.1)	-	112.2
Diluted EPS – continuing operations	2.20	0.08	(0.29)	0.06	0.70	(0.43)	-	2.31
Amounts may not add due to rounding.

(a)	To eliminate results of additional European operations we intend to exit in 2013. Operations do not currently meet requirements to be classified as discontinued operations.
(b)	To eliminate:
•
Gains related to the sale of investments in mutual fund securities ($1.9 million in the first quarter and $0.5 million in the third quarter).  Proceeds from the sales were used to fund the settlement of pension obligations related to our former chief executive officer and chief administrative officer.

•
Gains and losses related to business acquisitions and dispositions.  A $0.9 million gain was recognized in the second quarter and a $0.1 million loss was recognized in the third quarter.  In the fourth-quarter of 2012, tax expense included a benefit of $7.5 million related to a reduction in an income tax accrual established as part of the 2010 acquisition of subsidiaries in Mexico, and pretax income included a $2.1 million favorable adjustment to the local profit sharing accrual as a result of the change in tax expectation.

•	Third quarter gain on the sale of real estate in Venezuela ($7.2 million).
•
Selling costs related to certain operations expected to be sold in the near term and costs related to an acquisition completed in first quarter 2013.  A $0.8 million loss was recognized in the fourth quarter.

(c)
To eliminate employee benefit settlement and acquisition-related severance losses (Mexico and Argentina).  Employee termination benefits in Mexico are accounted for under FASB ASC Topic 715, Compensation – Retirement Benefits.

(d)	To eliminate expenses related to U.S. retirement plans.
(e)	To eliminate tax benefit related to change in retiree health care funding strategy.
(f)	To adjust effective income tax rate in the interim period to be equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate for 2012 is 36.6%.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Additional European Operations to be Exited (a)	Gains on Acquisitions and Asset Dispositions (b)	Mexico Employee Benefit Settlement Losses (c)	CEO Retirement Costs (d)	U.S. Retirement Plans (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis

	First Quarter 2011
Revenue:
Latin America	$332.3	-	-	-	-	-	-	332.3
EMEA	278.5	(2.5)	-	-	-	-	-	276.0
Asia Pacific	34.9	-	-	-	-	-	-	34.9
International	645.7	(2.5)	-	-	-	-	-	643.2
North America	239.0	-	-	-	-	-	-	239.0
Revenues	$884.7	(2.5)	-	-	-	-	-	882.2

Operating profit:
International	$51.7	0.9	-	-	-	-	-	52.6
North America	6.8	-	-	-	-	0.7	-	7.5
Segment operating profit	58.5	0.9	-	-	-	0.7	-	60.1
Non-segment	(15.0)	-	(0.4)	-	-	6.2	-	(9.2)
Operating profit	$43.5	0.9	(0.4)	-	-	6.9	-	50.9

Amounts attributable to Brink’s:
Income from continuing operations	$23.6	0.9	(3.0)	-	-	4.4	(0.8)	25.0
Diluted EPS – continuing operations	0.49	0.02	(0.06)	-	-	0.09	(0.02)	0.52

	Second Quarter 2011
Revenue:
Latin America	$360.5	-	-	-	-	-	-	360.5
EMEA	302.0	(2.7)	-	-	-	-	-	299.3
Asia Pacific	38.5	-	-	-	-	-	-	38.5
International	701.0	(2.7)	-	-	-	-	-	698.3
North America	246.8	-	-	-	-	-	-	246.8
Revenues	$947.8	(2.7)	-	-	-	-	-	945.1

Operating profit:
International	$39.4	0.8	-	1.0	-	-	-	41.2
North America	10.4	-	-	-	-	0.8	-	11.2
Segment operating profit	49.8	0.8	-	1.0	-	0.8	-	52.4
Non-segment	(16.2)	-	-	-	-	6.2	-	(10.0)
Operating profit	$33.6	0.8	-	1.0	-	7.0	-	42.4

Amounts attributable to Brink’s:
Income from continuing operations	$14.0	1.0	-	0.7	-	4.4	0.5	20.7
Diluted EPS – continuing operations	0.29	0.02	-	0.01	-	0.09	0.01	0.43
See page 18 for notes.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Additional European Operations to be Exited (a)	Gains on Acquisitions and Asset Dispositions (b)	Mexico Employee Benefit Settlement Losses (c)	CEO Retirement Costs (d)	U.S. Retirement Plans (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis

	Third Quarter 2011
Revenue:
Latin America	$375.1	-	-	-	-	-	-	375.1
EMEA	305.6	(2.9)	-	-	-	-	-	302.7
Asia Pacific	40.3	-	-	-	-	-	-	40.3
International	721.0	(2.9)	-	-	-	-	-	718.1
North America	244.5	-	-	-	-	-	-	244.5
Revenues	$965.5	(2.9)	-	-	-	-	-	962.6

Operating profit:
International	$65.5	0.5	-	0.7	-	-	-	66.7
North America	8.7	-	-	-	-	0.8	-	9.5
Segment operating profit	74.2	0.5	-	0.7	-	0.8	-	76.2
Non-segment	(7.6)	-	(9.3)	-	-	6.2	-	(10.7)
Operating profit	$66.6	0.5	(9.3)	0.7	-	7.0	-	65.5

Amounts attributable to Brink’s:
Income from continuing operations	$35.6	0.5	(6.6)	0.5	-	4.4	(0.6)	33.8
Diluted EPS – continuing operations	0.74	0.01	(0.14)	0.01	-	0.09	(0.01)	0.70

	Fourth Quarter 2011
Revenue:
Latin America	$392.8	-	-	-	-	-	-	392.8
EMEA	291.6	(2.7)	-	-	-	-	-	288.9
Asia Pacific	40.0	-	-	-	-	-	-	40.0
International	724.4	(2.7)	-	-	-	-	-	721.7
North America	243.9	-	-	-	-	-	-	243.9
Revenues	$968.3	(2.7)	-	-	-	-	-	965.6

Operating profit:
International	$71.3	0.4	-	0.4	-	-	-	72.1
North America	5.5	-	-	-	-	0.9	-	6.4
Segment operating profit	76.8	0.4	-	0.4	-	0.9	-	78.5
Non-segment	(21.0)	-	-	-	4.1	6.2	-	(10.7)
Operating profit	$55.8	0.4	-	0.4	4.1	7.1	-	67.8

Amounts attributable to Brink’s:
Income from continuing operations	$23.3	0.5	-	0.3	2.6	4.5	0.9	32.1
Diluted EPS – continuing operations	0.48	0.01	-	0.01	0.05	0.09	0.02	0.67
See page 18 for notes.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Additional European Operations to be Exited (a)	Gains on Acquisitions and Asset Dispositions (b)	Mexico Employee Benefit Settlement Losses (c)	CEO Retirement Costs (d)	U.S. Retirement Plans (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis

	Full Year 2011
Revenue:
Latin America	$1,460.7	-	-	-	-	-	-	1,460.7
EMEA	1,177.7	(10.8)	-	-	-	-	-	1,166.9
Asia Pacific	153.7	-	-	-	-	-	-	153.7
International	2,792.1	(10.8)	-	-	-	-	-	2,781.3
North America	974.2	-	-	-	-	-	-	974.2
Revenues	$3,766.3	(10.8)	-	-	-	-	-	3,755.5

Operating profit:
International	$227.9	2.6	-	2.1	-	-	-	232.6
North America	31.4	-	-	-	-	3.2	-	34.6
Segment operating profit	259.3	2.6	-	2.1	-	3.2	-	267.2
Non-segment	(59.8)	-	(9.7)	-	4.1	24.8	-	(40.6)
Operating profit	$199.5	2.6	(9.7)	2.1	4.1	28.0	-	226.6

Amounts attributable to Brink’s:
Income from continuing operations	$96.5	2.9	(9.6)	1.5	2.6	17.7	-	111.6
Diluted EPS – continuing operations	2.01	0.06	(0.20)	0.03	0.05	0.37	-	2.32
Amounts may not add due to rounding.

(a)	To eliminate results of additional European operations we intend to exit in 2013. Operations do not currently meet requirements to be classified as discontinued operations.
(b)	To eliminate gains as follows:
	First Quarter 2011		Third Quarter 2011		Full Year 2011
	Operating Profit	EPS	Operating Profit	EPS	Operating Profit	EPS
Sale of U.S. Document Destruction business	$-	-	(6.7)	(0.09)	(6.7)	(0.09)
Gains on available-for-sale equity and debt securities	-	(0.05)	-	-	-	(0.05)
Acquisition of controlling interests	(0.4)	(0.01)	(2.1)	(0.04)	(2.5)	(0.05)
Sale of former operating assets	-	-	(0.5)	(0.01)	(0.5)	(0.01)
	$(0.4)	(0.06)	(9.3)	(0.14)	(9.7)	(0.20)
(c)
To eliminate employee benefit settlement loss related to Mexico.  Portions of Brink’s Mexican subsidiaries’ accrued employee termination benefit were paid in the second and third quarters of 2011.  The employee termination benefit is accounted for under FASB ASC Topic 715, Compensation – Retirement Benefits. Accordingly, the severance payments resulted in settlement losses.

(d)	To eliminate the costs related to the retirement of the former chief executive officer.
(e)	To eliminate expenses related to U.S. retirement liabilities.
(f)	To adjust effective income tax rate to be equal to the full-year non-GAAP effective income tax rate. The non-GAAP effective tax rate for 2011 is 35.1%.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Additional European Operations to be Exited (a)	Gains and Losses on Acquisitions and Dispositions (b)	Royalty (c)	Remeasure Venezuelan Net Monetary Assets (d)	U.S. Retirement Plans (e)	U.S. Healthcare Legislation Tax Charge (f)	Non-GAAP Basis

	Full Year 2010
Revenue:
Latin America	$877.4	-	-	-	-	-	-	877.4
EMEA	1,054.5	(9.9)	-	-	-	-	-	1,044.6
Asia Pacific	126.5	-	-	-	-	-	-	126.5
International	2,058.4	(9.9)	-	-	-	-	-	2,048.5
North America	917.8	-	-	-	-	-	-	917.8
Revenues	$2,976.2	(9.9)	-	-	-	-	-	2,966.3

Operating profit:
International	$195.0	2.2	-	-	3.2	-	-	200.4
North America	44.1	-	-	-	-	(1.0)	-	43.1
Segment operating profit	239.1	2.2	-	-	3.2	(1.0)	-	243.5
Non-segment	(62.6)	-	8.6	(4.9)	-	22.7	-	(36.2)
Operating profit	$176.5	2.2	8.6	(4.9)	3.2	21.7	-	207.3

Amounts attributable to Brink’s:
Income from continuing operations	$81.6	2.3	5.6	(3.0)	2.0	13.5	13.7	115.7
Diluted EPS – continuing operations	1.69	0.05	0.12	(0.06)	0.04	0.28	0.29	2.39

Amounts may not add due to rounding.

(a)	To eliminate results of additional European operations we intend to exit in 2013. Operations do not currently meet requirements to be classified as discontinued operations.
(b)	To eliminate
•	Loss recognized related to acquisition of controlling interest in subsidiary previously accounted for as cost method investment and bargain purchase gain in Mexico.
•	Exchange of marketable equity securities.
(c)	To eliminate royalty income from former home security business.
(d)
To reverse remeasurement gains and losses in Venezuela.  For accounting purposes, Venezuela is considered a highly inflationary economy.  Under U.S. GAAP, subsidiaries that operate in Venezuela record gains and losses in earnings for the remeasurement of bolivar fuerte-denominated net monetary assets.

(e)	To eliminate expenses related to U.S. retirement liabilities.
(f)	To eliminate $13.7 million of tax expense related to the reversal of a deferred tax asset as a result of U.S. healthcare legislation.

The Brink’s Company and subsidiaries
Other Reconciliations to GAAP (Unaudited)
(In millions)

NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO U.S. GAAP

	2012	2011
Cash flows from operating activities – GAAP	$250.5	247.0
Decrease (increase) in certain customer obligations (a)	(15.7)	11.7
Cash outflows (inflows) related to discontinued operations (b)	11.3	11.4

Cash flows from operating activities – Non-GAAP	$246.1	270.1

(a)
To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our secure cash logistics operations. The title to this cash transfers to us for a short period of time.  The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.

(b)	To eliminate cash flows related to our discontinued operations.

Non-GAAP cash flows from operating activities are supplemental financial measures that are not required by, or presented in accordance with GAAP. The purpose of the non-GAAP cash flows from operating activities is to report financial information excluding the impact of cash received and processed in certain of our secure cash logistics operations and without cash flows from discontinued operations.  Brink’s believes these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. Non-GAAP cash flows from operating activities should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.

NET DEBT – RECONCILED TO U.S. GAAP	December 31,
	2012	2011
Debt:
Short-term debt	$26.7	25.4
Long-term debt	362.6	364.0
Total Debt	389.3	389.4
Less:
Cash and cash equivalents	201.7	182.9
Amounts held by certain cash logistics operations (a)	(44.0)	(25.1)
Cash and cash equivalents available for general corporate purposes	157.7	157.8

Net Debt	$231.6	231.6

(a)
Title to cash received and processed in certain of our secure cash logistics operations transfers to us for a short period of time.  The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.

Net Debt is a supplemental financial measure that is not required by, or presented in accordance with GAAP.  We use Net Debt as a measure of our financial leverage.  We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets.  Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP.  Net Debt excluding cash and debt in Venezuelan operations was $280 million at December 31, 2012, and $242 million at December 31, 2011.

The Brink’s Company and subsidiaries
Other Reconciliations to GAAP (Unaudited)
(In millions)

DISCOUNTED CASH FLOWS AT PLAN DISCOUNT RATES – RECONCILED TO U.S. GAAP

	December 31, 2012
	Primary U.S. pension plan (b)	UMWA plans (c)	Other unfunded U.S. plans	Total

Funded status of U.S. retirement plans – GAAP	$263	257	65	585
Present value of projected earnings of plan assets (a)	(65)	(15)	-	(80)

Discounted cash flows at plan discount rates – Non-GAAP	$198	242	65	505

Plan discount rate	4.20%	3.90%
Expected return of assets	8.00%	8.25%

(a)
Under GAAP, the funded status of a benefit plan is reduced by the fair market value of plan assets at the balance sheet date, and the present value of the projected earnings on plan assets does not reduce the funded status at the balance sheet date.  The non-GAAP measure presented above additionally reduces the funded status as computed under GAAP by the present value of projected earnings of plan assets using the expected return on asset assumptions of the respective plan.

(b)
For the primary U.S. pension plan, we are required by ERISA regulations to maintain minimum funding levels, and as a result, we estimate we will be required to make minimum required contributions from 2012 to 2021.  We have estimated that we will achieve the required funded ratio after the 2021 contribution.

(c)
There are no minimum funding requirements for the UMWA plans because they are not covered by ERISA funding regulations.  Using assumptions at the end of 2012, we project that the plan assets plus expected earnings on those investments will cover the benefit payments for these plans until 2022.  We project that Brink’s will be required to contribute cash to the plan beginning in 2022 to pay beneficiaries.

Discounted cash flows at plan discount rates are supplemental financial measures that are not required by, or presented in accordance with GAAP.  The purpose of the discounted cash flows at plan discount rate is to present our retirement obligations after giving effect to the benefit of earning a return on plan assets.  We believe this measure is helpful in assessing the present value of future funding requirements of the company in order to meet plan benefit obligations.  Discounted cash flows at plan discount rates should not be considered as an alternative to the funded status of the U.S. retirement plans at December 31, 2012, as determined in accordance with GAAP and should be read in conjunction with our consolidated balance sheets.

NON-GAAP DISCONTINUED OPERATIONS − RECONCILED TO U.S. GAAP

	2011		2012
	2Q	Full Year	3Q	Full Year

GAAP Basis
Operating loss	$(13)	(28)	(6)	(18)
Income taxes	4	5	-	1
Net loss	(9)	(24)	(6)	(18)
Diluted EPS	(0.18)	(0.49)	(0.12)	(0.36)

Amounts excluded from Non-GAAP (a)
Operating loss	$10	10	3	3
Income taxes	(4)	(4)	-	-
Net loss	6	6	3	3
Diluted EPS	0.13	0.13	0.06	0.06

Non-GAAP Basis
Operating loss	$(3)	(18)	(3)	(16)
Income taxes	1	1	-	1
Net loss	(2)	(17)	(3)	(15)
Diluted EPS	(0.05)	(0.36)	(0.06)	(0.31)
Amounts may not add due to rounding.

(a)
Amounts excluded from Non-GAAP basis of Discontinued Operations including a settlement loss in Belgium in second quarter of 2011 and an impairment loss in Poland in third quarter of 2012.  These amounts had previously been excluded from Non-GAAP continuing operations.

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